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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report -- September 25, 1996



                       YOUTH SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



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
  Maryland                        0-23284                        52-1715690
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  (State of                     (Commission                     (IRS Employer
Incorporation)                  File Number)                 Identification No.)
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       2 Park Center Court, Suite 200, Owings Mills, Maryland  21117
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       (Address of principal executive offices)                (Zip Code)


                                (410) 356-8600
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              (Registrant's telephone number, including area code)


                                Not Applicable
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                                (Former Address)




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Item 2.                   ACQUISITION OR DISPOSITION OF ASSETS


         Youth Services International, Inc. ("YSI"), exercised its option, pursuant to an Option Agreement dated as of June 30, 1995 and purchased all of the outstanding capital stock of Introspect Healthcare, Corporation ("Introspect") from Diversification Association, Inc. for a purchase price of $4,000,000 in cash. YSI consummated its exercise of the option pursant to an Option Exercise Agreement dated September 11, 1996.

         Concurrent with this acquisition YSI retired $9,693,000 of Introspect's indebtedness. This indebtedness was retired utilizing funds drawn against YSI's existing credit facilities which carry a lower rate of interest than those of Introspect. In addition, unamortized costs related to the purchase of the Option, notes and other receivables due to the Company from Introspect and costs related to the exercise of the Option, in the aggregate amount of approximately $3,000,000 million will be considered as part of the purchase price.

         On June 30, 1995, in conjunction with the Company's acquisition of Desert Hills New Mexico from Introspect, the Company acquired the Option and concurrently entered into a management agreement to manage Introspect for a period of five years. As a result of the "early" exercise of the Option (the Option was exercisable at any time during the five year period) and the significant degree of Introspect's financial dependence on the Company, accounting principles require that the operating results of Introspect be consolidated with the Company's statement of income for the fiscal year 1996. Upon consolidation of Introspect's operations, and after eliminating certain intercompany transactions, the Company recorded additional revenues of $16,131,000, expenses of $16,427,000 and a loss of $296,000 for the fiscal year 1996. This transaction will be recorded using the purchase method of accounting with effect as of September 1996. As a result, the Company's balance sheet for the fiscal year 1996 does not reflect the acquisition of Introspect pursuant to the exercise of the Option.

         Introspect is a provider of services to children and adolescents with two campuses in Tucson, Arizona. Introspect operates a residential treatment center for boys at the north campus, and a residential treatment center for girls at the south campus, which is approximately five miles from the north campus. These facilities have 90 beds in the aggregate and there is an accredited school at each location. In addition, Introspect operates a psychiatric hospital, a co-educational pediatric residential treatment center (10 beds), a pediatric medical clinic (4 beds), a group home (6 beds) and a partial hospitalization program. Introspect also operates Juvenile Justice Programs, which include a 12-bed locked and transition female unit, a 10-bed parole violator unit and a 14-bed male transition unit.

         As a result of the exercise of the Option, the Management Agreement, pursuant to which YSI had managed the Introspect operation since July 1, 1995 has been terminated.


Item 7.          FINANCIAL STATEMENTS AND EXHIBITS

                 (a)&(b) Financial Statements of Businesses Acquired and Pro Forma Financial Information

                          Audited financial statements for the year ended June
30, 1996, and the pro forma financial statements required by Item 7(b) will be filed no later than November 25, 1996 in accordance with Item 7(a)(4) and 7(b)(2) of this Form.


                 (c)      Exhibits

Exhibit No.                       Description of Exhibits
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      2.1                         Option Agreement, dated as of June 30, 1995,
                                  by and among Youth Services International,
                                  Inc., Diversification Association, Inc.,
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                                  Introspect HealthCare Corporation, Desert
                                  Hills Center for Youth and Families of
                                  Nevada, Inc., Ocotillo Pediatric Services,
                                  Inc., Desert Hills Center for Youth and
                                  Families, Inc., Desert Hills Center for Youth and Families of Hawaii, Inc., Anna Ash,
                                  William Ash, Manuel G. Bracamonte, Tamatha
                                  Bracamonte, Donald V. Campbell, Mary K.
                                  Campbell, Donna Heidinger, Guy W. Heidinger,
                                  Daniel R. Lopez, Nancy Lopez, Elizabeth
                                  McCusker, Fletcher J. McCusker, Judy McKee, and Michael McKee.*

         2.2 Option Exercise Agreement, dated as of September 11, 1996, by and among Youth Services International, Inc., Diversification Association, Inc., Introspect HealthCare Corporation, Desert Hills Center for Youth and Families of Nevada, Inc., Ocotillo Pediatric Services, Inc., Desert Hills Center for Youth and Families, Inc., Desert Hills Center for Youth and Families of Hawaii, Inc., Anna Ash, William Ash, Manuel G. Bracamonte, Tamatha Bracamonte, Donald V. Campbell, Mary K. Campbell, Donna Heidinger, Guy W. Heidinger, Daniel R. Lopez, Nancy Lopez, Elizabeth McCusker, Fletcher J. McCusker, Judy McKee, and Michael McKee.

                                  The Exhibits to the Option Exercise Agreement have been omitted from this filing. The Company hereby undertakes to furnish these materials to the Securities and Exchange Commission upon request.





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*      Incorporated by reference to the Company's Current Report on Form 8-K dated July 19, 1995 (as filed with the Commission on August 3, 1995). The Exhibits to the Option Agreement (which contain certain information called for by the terms of the representations and warranties contained in the Option Agreement) were omitted from such Form 8-K and this filing. The Company hereby undertakes to furnish these materials to the Securities and Exchange Commission upon request.


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                       YOUTH SERVICES INTERNATIONAL, INC.


                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  YOUTH SERVICES INTERNATIONAL, INC.


                                  By:  /s/ William P. Mooney
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                                     William P. Mooney
                                     Chief Financial Officer


Date:  September 25, 1996





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